UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 11, 2005


                              FAB INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-5901                                   13-2581181
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       (Commission File Number)               (IRS Employer Identification No.)


   200 MADISON AVENUE, NEW YORK, NEW YORK                       10016
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  (Address of principal executive offices)                    (Zip Code)


   Registrant's telephone number, including area code:  (212) 592-2700
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 11, 2005, Fab Industries, Inc. issued a press release announcing its results of operations for the quarter ended February 26, 2005. As previously disclosed, Fab Industries, Inc. is delinquent in the filing of its Quarterly Report on Form 10-Q for the quarter ended February 26, 2005, as a result of Fab Industries, Inc.'s determination to present its financial statements on a liquidation basis. Fab Industries, Inc. intends to file its Quarterly Report on Form 10-Q for the quarter ended February 26, 2005 as soon as practicable following completion of its liquidation analysis.

         The press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Fab Industries, Inc. whether made before or after the date of this report, regardless of any general incorporation language in the filing.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

                  (c)    Exhibits.

Exhibit 99.1      Press release, dated May 11, 2005 (furnished pursuant to
                  Item 2.02).



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FAB INDUSTRIES, INC.



                                            By: /s/ Samson Bitensky
                                                -------------------------------
                                                Name:  Samson Bitensky
                                                Title: Chairman of the Board and
                                                       Chief Executive Officer




Date:  May 11, 2005



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

99.1           Press release, dated May 11, 2005.